EXHIBIT INDEX

EX-32.2

Chief Financial Officer’s Certification Pursuant To
18 U.S.C. Section 1350

In connection with the Quarterly Report on Form 10-QSB of ViaVid Broadcasting, Inc. (the “Company”) for the period ending September 30, 2005 (the “Report”), I, Brian Kathler, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)     To my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)     To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of September 30, 2005.

Date: November 10, 2005	/s/ Brian Kathler

Brian Kathler
Chief Financial Officer